SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials




                              GEOWORKS CORPORATION
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     4)   Date Filed:

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                                     [LOGO]
                                    GEOWORKS

Please Vote Your Proxy for the Proposals:

|X| Selling our UK business for $2.3 Million - to give us the opportunity to pursue other alternatives that might generate a higher return than liquidation.

|X| Liquidation - only if we cannot find a better alternative.

Each proposal helps to avoid bankruptcy. See the proxy for details.

Feel free to call GWRX at 510-428-3900 x 317 with any questions.
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WE NEED YOUR VOTE!
THIS PROXY PROCESS IS EXPENSIVE!
DON'T LET YOUR ASSETS GO TO WASTE!

REMEMBER-Geoworks has over 15,000 shareholders, so every shareholder's vote matters. Thank you for voting.
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